Exhibit 1.01

C. R. Bard, Inc.

Conflict Minerals Report

For the Reporting Period from January 1, 2015 to December 31, 2015

This Conflict Minerals Report (the “Report”) of C. R. Bard, Inc. (the “Company”) has been prepared in accordance with Rule 13p-1 and Form SD (together, the “Rule”) promulgated under Section 13(p) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for the period from January 1, 2015 to December 31, 2015. Please refer to Section 13(p) and the Rule for definitions of the terms used in this Report, unless otherwise defined herein. The Rule defines the term “conflict minerals” to include cassiterite, columbite-tantalite, wolframite, gold and their derivatives, tin, tungsten and tantalum.

Overview

The Company is engaged in the design, manufacture, packaging, distribution and sale of medical, surgical, diagnostic and patient care devices. Currently, the Company sells a broad range of products to hospitals, individual healthcare professionals, extended care facilities and alternate site facilities on a global basis. In general, the Company’s products are intended to be used once and then discarded or either temporarily or permanently implanted. The Company participates in the markets for vascular, urology, oncology and surgical specialty products. For a more detailed discussion of our products, see our Annual Report on Form 10-K for the fiscal year ended December 31, 2015. The information contained in our Annual Report on Form 10-K is not incorporated by reference into and should not be considered part of this Conflict Minerals Report or the Form SD with which this Report has been filed as an exhibit.

As a medical device manufacturer, the Company does not engage in the actual mining of conflict minerals, and does not purchase raw ore or unrefined conflict minerals from any source. Nor does the Company directly purchase any product, mineral or any other materials (including but not limited to any conflict mineral) from any source in the Democratic Republic of the Congo (“DRC”), or any of the adjoining countries (collectively, the “Covered Countries”). We do not conduct business, or otherwise have any direct relationship, with any smelter or refiner that processes any necessary conflict minerals contained in our products. Instead, as discussed below, there are typically several tiers of suppliers between the Company and the facilities in which these minerals were smelted or refined.

Due Diligence Program Design

The Company designed its due diligence measures relating to conflict minerals to conform, in all material respects, with the criteria set forth in the Organisation for Economic Co-Operation and Development’s (the “OECD”) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas, Second Edition, including the supplements on tin, tantalum, tungsten and gold (the “OECD Due Diligence Guidance”). It is important to note that, while the OECD Due Diligence Guidance creates a single, five-step framework for due diligence, there are different expectations for manufacturers like the Company, referred to as “downstream companies”, that are far removed in the supply chain not only from the mines or other, original sources of any necessary conflict minerals, but also the processing facilities for these minerals. In the case of “downstream companies”, like the Company, the OECD Due Diligence Guidance seeks to promote constructive engagement with suppliers in order to gradually effect changes in supplier sourcing practices. As explained below, there are typically several tiers of suppliers between the Company and smelters, refiners, mines or other points of origins of the necessary conflict minerals contained in our products.

Due Diligence Program Execution

The Company performed the following due diligence measures for the 2015 reporting period, based on the five-step framework outlined in the OECD Due Diligence Guidance.

1.	Establish strong company management systems

The Company has developed a process to comply with the Rule. In connection with this process, the Company designated a conflict minerals steering committee (the “Committee”) comprised of representatives from senior management, global strategic sourcing, finance, internal audit and the law department. The Committee was charged with implementing the Company’s conflict minerals compliance strategy, including the establishment of a policy with respect to sourcing of conflict minerals from the Covered Countries, making this policy available on the Company’s website at http://www.crbard.com/Social-Responsibility/Conflict-Minerals.html, incorporating a provision in supplier contracts to provide the Company with country of origin information of any necessary conflict minerals, and implementing a supply chain due diligence process focusing on constructive engagement with our Tier 1 suppliers, in part through use of software based tools, which include the EICC-GeSI’s Conflict-Free Sourcing Initiative (“CFSI”) reporting template, to assist in the conflict mineral reporting process.

2.	Identify and assess risks in the supply chain

The Company has evaluated its product lines and its supply chain to determine whether its products may contain conflict minerals, due to the presence of such minerals in parts obtained from suppliers or from the utilization of such minerals in the Company’s or its suppliers’ manufacturing processes. To the extent such conflict minerals are contained in its products, the Company has determined that these conflict minerals are necessary to the functionality or production of the products in which they are included (“necessary conflict minerals”).

The Company identified approximately 210 known direct suppliers, or Tier 1 suppliers, of products or components that the Company believed were most likely to contain the necessary conflict minerals and requested those suppliers disclose whether such products or components contained the necessary conflict minerals and if so, to provide the Company with country of origin information with respect to such necessary conflict minerals. Our information request was based on a model supplier inquiry letter created by the OECD as part of the OECD Due Diligence Guidance and the Company requested these Tier 1 suppliers provide their responses through a software tool, which included the EICC-GeSI reporting template.

3.	Design and implement a strategy to respond to identified risks

The Company implemented a process to review the responses provided by its Tier 1 suppliers. To the extent supplier responses were incomplete or inconsistent, the Company conducted follow-up inquiries with those suppliers. In addition, the Company engaged further with suppliers that indicated the presence of conflict minerals but were unable to verify the source of such minerals or did not respond to the request for country of origin information. The results of the Company’s findings were reported back to the Committee.

As a “downstream company”, the Company has no direct relationships with mine operators or the smelters or refineries which process minerals that may ultimately be incorporated into the Company’s products. As noted, we are typically several tiers removed in the supply chain from mining, smelting or refining activity. Accordingly, and consistent with the OECD Due Diligence Guidance, the Company worked directly with its Tier 1 suppliers to obtain, where possible, information on the origin and sourcing of the necessary conflict minerals contained in items supplied by such Tier 1 suppliers.

The Company’s relative location within the supply chain, several tiers removed from the extraction, transport and refinement of ore and other sources of necessary conflict minerals, makes it difficult for the Company to trace these minerals back to their country of origin. The Company is dependent on its Tier 1 suppliers for this purpose.

4.	Carry out independent third party audit of supply chain due diligence at identified points in the supply chain

Because the Company does not have a direct relationship with smelters or refiners that process conflict minerals, we do not typically perform or direct audits of these entities within our supply chain. The Company utilizes the lists of smelters and refiners produced by the CFSI’s Conflict-Free Smelter Program (“CFSP”) to determine which facilities identified by our Tier 1 suppliers have either undergone an audit conducted by an independent third party, or have agreed to undergo or are undergoing such an audit. (See Appendix A). The Company supports the development and implementation of independent third party audits of smelters and refineries sourcing sponsored by private-sector initiatives, such as the CFSI through its CFSP, that are dedicated to compliance with the OECD Due Diligence Guidance.

5.	Report on supply chain due diligence

The Company has filed a Form SD and this Report with the Securities and Exchange Commission (“SEC”) and made copies of the Form SD and this Report available on our website at http://www.crbard.com/Social-Responsibility/Conflict-Minerals.html.

Due Diligence Results, Product Information and Additional Risk Mitigation Efforts

Reasonable Country of Origin Inquiry and Due Diligence Results

After making the threshold determination that necessary conflict minerals were contained in some of its products, the Company conducted a good-faith, reasonable country of origin inquiry (“RCOI”) to determine whether its products or manufacturing processes do, in fact, contain or use conflict minerals that originated in a Covered Country. The Company contacted approximately 210 of its Tier 1 suppliers requesting that such suppliers disclose the presence of necessary conflict minerals and if present, to provide us with country of origin, processing facility and/or mine or other extraction point information with respect to such necessary conflict minerals. As discussed further below, one Tier 1 supplier disclosed that some of the necessary conflict minerals supplied to the Company was obtained from one or more of its own suppliers, some of whom stated that such conflict minerals originated from one or more of the Covered Countries and did not derive from recycled or scrap sources. All but approximately 12 of the Company’s remaining Tier 1 suppliers confirmed that the conflict minerals in question were derived from recycled or scrap sources or from countries other than the Covered Countries.

The Company’s due diligence process was a continuation of its RCOI process for those Tier 1 suppliers that indicated in their responses that they supplied necessary conflict minerals to the Company. The Company reviewed additional documentation from those suppliers for data verification and consistency. Based on the responses and the documentation reviewed, where applicable, the Company contacted suppliers to obtain additional information regarding the necessary conflict minerals supplied. As stated above, approximately 12 suppliers were unable to provide information regarding the country of origin of the conflict minerals, the facilities where these minerals may have been refined or smelted, or the mines from which they may have been extracted. In most cases, this was due to the fact that these Tier 1 suppliers had not completed their own supply chain due diligence or were otherwise unable to obtain the necessary information from their suppliers. Based on its engagement with these suppliers, the Company believes such suppliers are working to enhance their own supply chain due diligence in order to provide improved reporting in future periods.

As stated above, one of the Company’s Tier 1 suppliers advised the Company that some of the necessary conflict minerals supplied by one or more of its own suppliers originated in one or more of the Covered Countries, and did not derive from recycled or scrap sources. However, this supplier did not provide the Company with any additional information enabling the Company to pinpoint the identity or location of the specific processing facility or facilities corresponding to any of the relevant products it supplied to the Company. Due to the lack of detail provided by the supplier, the Company was unable to confirm that the necessary conflict minerals in its products were processed by any particular smelter or refiner and its, therefore, unable to identify the processing facilities or the origin for such conflict minerals.

The Company’s process described above reflects its efforts to determine the mines or country of origin of the necessary conflict minerals, as well as the relevant processing facilities. The statements above are based on the RCOI process and due diligence performed in good faith by the Company and on the information available at the time the RCOI process was implemented and due diligence performed. A number of factors could introduce errors in this report including, but not limited to: gaps in product or product content information, gaps in supplier data, errors or omissions by or of suppliers, incomplete due diligence by Tier 1 suppliers, gaps in supplier education and knowledge, lack of timeliness of data, language barriers and translation, and smuggling of conflict minerals to countries beyond the Covered Countries.

Product Description and Processing Facilities

Products – The products subject to disclosure under the Rule include vascular products, urology products, oncology products and surgical specialty products.

Processing Facilities – As a “downstream company”, the Company has no direct relationships with mine operators or the smelters or refineries which process minerals that may ultimately be incorporated into the Company’s products. Due to the Company’s relative location within the supply chain, it makes it difficult for the Company to trace these minerals back to the facilities in which they were processed. Therefore, the Company is dependent on its Tier 1 suppliers for providing the list of processing facilities and is unable to verify this list beyond what is provided to it by its Tier 1 suppliers. Based on the responses received from the Company’s Tier 1 suppliers, the Company believes the facilities listed in Appendix A may have been used in the processing of necessary conflict minerals used in its products.

Risk Mitigation – Improvement Program

For the 2016 reporting cycle, the Company plans to take certain measures to mitigate the risk that conflict minerals will benefit or finance armed groups in the Covered Countries, including the following:

•	Continue to follow a due diligence process that conforms, in all martial respects, with the OECD Due Diligence Guidance, expanding and otherwise improving upon our supply chain inquiry process as necessary and appropriate in light of our experience under the conflict minerals disclosure regime, as well as refining our software solution to further automate the RCOI and due diligence processes

•	Continue to work with suppliers who provided incomplete or insufficient information

•	Continue to educate our suppliers about our reporting obligations related to conflict minerals

•	Encourage the continuing development and progress of traceability measures at suppliers that indicated the source of conflict minerals was uncertain or unknown

•	Communicate our sourcing expectations to suppliers, including dissemination of our Conflict Minerals Policy to them

•	Continue to compare the list of smelters identified through our good faith RCOI and related due diligence process to the evolving lists of smelters and/or refiners that have been designated as

“compliant” or “conflict free” through independent “conflict free” smelter/refiner designation programs (e.g., the CFSI’s CFSP) requiring independent third party audits (among other eligibility requirements), and encourage our suppliers to implement measures in their supply chains to use smelters and refiners that participate in such programs

In accordance with the SEC’s current guidance, this report has not been subject to an independent private sector audit.

Appendix A

The following list contains smelters and refiners reported by the Company’s suppliers that may have been used to process the necessary conflict minerals contained in certain of the Company’s products. This data was collected as of May 12, 2016.

CFSI Compliant Smelters & Refiners

Mineral	Smelter/Refiner Name	Smelter Facility Location: Country	ID
Tungsten	A.L.M.T. TUNGSTEN Corp.	JAPAN	CID000004
Gold	Aida Chemical Industries Co., Ltd.	JAPAN	CID000019
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY	CID000035
Gold	AngloGold Ashanti Córrego do Sítio Mineração	BRAZIL	CID000058
Gold	Argor-Heraeus SA	SWITZERLAND	CID000077
Gold	Asahi Pretec Corporation	JAPAN	CID000082
Gold	Asaka Riken Co., Ltd.	JAPAN	CID000090
Tungsten	Kennametal Huntsville	UNITED STATES	CID000105
Gold	Aurubis AG	GERMANY	CID000113
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	CID000128
Gold	Boliden AB	SWEDEN	CID000157
Gold	C. Hafner GmbH + Co. KG	GERMANY	CID000176
Gold	CCR Refinery - Glencore Canada Corporation	CANADA	CID000185
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA	CID000211
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA	CID000218
Gold	Chimet S.p.A.	ITALY	CID000233
Tin	Jiangxi Ketai Advanced Material Co., Ltd.	CHINA	CID000244
Tungsten	Chongyi Zhangyuan Tungsten Co Ltd	CHINA	CID000258
Tantalum	Conghua Tantalum and Niobium Smeltry	CHINA	CID000291
Tin	Alpha	UNITED STATES	CID000292
Tin	Cooperativa Metalurgica de Rondônia Ltda.	BRAZIL	CID000295
Tin	CV Gita Pesona	INDONESIA	CID000306
Tin	CV JusTindo	INDONESIA	CID000307
Tin	PT Aries Kencana Sejahtera	INDONESIA	CID000309
Tin	CV Serumpun Sebalai	INDONESIA	CID000313
Tin	CV United Smelting	INDONESIA	CID000315
Gold	DODUCO GmbH	GERMANY	CID000362
Gold	Dowa	JAPAN	CID000401
Tin	Dowa	JAPAN	CID000402
Tantalum	Duoluoshan	CHINA	CID000410
Gold	Eco-System Recycling Co., Ltd.	JAPAN	CID000425
Tin	EM Vinto	BOLIVIA	CID000438
Tantalum	Exotech Inc.	UNITED STATES	CID000456
Tantalum	F&X Electro-Materials Ltd.	CHINA	CID000460
Tin	Fenix Metals	POLAND	CID000468
Gold	OJSC Novosibirsk Refinery	RUSSIAN FEDERATION	CID000493
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CHINA	CID000499
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA	CID000538
Tungsten	Global Tungsten & Powders Corp.	UNITED STATES	CID000568
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	CHINA	CID000616
Gold	Heimerle + Meule GmbH	GERMANY	CID000694
Gold	Heraeus Ltd. Hong Kong	CHINA	CID000707
Gold	Heraeus Precious Metals GmbH & Co. KG	GERMANY	CID000711
Tantalum	Hi-Temp Specialty Metals, Inc.	UNITED STATES	CID000731
Tungsten	Hunan Chenzhou Mining Group Co., Ltd.	CHINA	CID000766
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA	CID000769
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	CHINA	CID000801
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN	CID000807
Gold	Istanbul Gold Refinery	TURKEY	CID000814
Gold	Japan Mint	JAPAN	CID000823
Tungsten	Japan New Metals Co., Ltd.	JAPAN	CID000825
Gold	Jiangxi Copper Company Limited	CHINA	CID000855

Mineral	Smelter/Refiner Name	Smelter Facility Location: Country	ID
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	CID000875
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA	CID000914
Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA	CID000917
Gold	Asahi Refining USA Inc.	UNITED STATES	CID000920
Gold	Asahi Refining Canada Limited	CANADA	CID000924
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION	CID000927
Gold	JSC Uralelectromed	RUSSIAN FEDERATION	CID000929
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN	CID000937
Gold	Kazzinc	KAZAKHSTAN	CID000957
Gold	Kennecott Utah Copper LLC	UNITED STATES	CID000969
Tantalum	King-Tan Tantalum Industry Ltd.	CHINA	CID000973
Gold	Kojima Chemicals Co., Ltd.	JAPAN	CID000981
Tin	China Tin Group Co., Ltd.	CHINA	CID001070
Tantalum	LSM Brasil S.A.	BRAZIL	CID001076
Gold	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF	CID001078
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA	CID001105
Gold	Materion	UNITED STATES	CID001113
Gold	Matsuda Sangyo Co., Ltd.	JAPAN	CID001119
Tin	Metallic Resources, Inc.	UNITED STATES	CID001142
Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA	CID001149
Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE	CID001152
Gold	Metalor Technologies SA	SWITZERLAND	CID001153
Gold	Metalor USA Refining Corporation	UNITED STATES	CID001157
Gold	METALÚRGICA MET-MEX PEÑOLES, S.A. DE C.V	MEXICO	CID001161
Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA	CID001163
Tin	Mineração Taboca S.A.	BRAZIL	CID001173
Tantalum	Mineração Taboca S.A.	BRAZIL	CID001175
Tin	Minsur	PERU	CID001182
Gold	Mitsubishi Materials Corporation	JAPAN	CID001188
Tin	Mitsubishi Materials Corporation	JAPAN	CID001191
Tantalum	Mitsui Mining & Smelting	JAPAN	CID001192
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN	CID001193
Tantalum	Molycorp Silmet A.S.	ESTONIA	CID001200
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION	CID001204
Gold	Nadir Metal Rafineri San. Ve Tic. A.Ş.	TURKEY	CID001220
Gold	Nihon Material Co., Ltd.	JAPAN	CID001259
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	CID001277
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND	CID001314
Gold	Elemetal Refining, LLC	UNITED STATES	CID001322
Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN	CID001325
Gold	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastsvetmet)	RUSSIAN FEDERATION	CID001326
Tin	Operaciones Metalurgical S.A.	BOLIVIA	CID001337
Gold	PAMP SA	SWITZERLAND	CID001352
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION	CID001386
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA	CID001397
Tin	PT Artha Cipta Langgeng	INDONESIA	CID001399
Tin	PT Babel Inti Perkasa	INDONESIA	CID001402
Tin	PT Bangka Tin Industry	INDONESIA	CID001419
Tin	PT Belitung Industri Sejahtera	INDONESIA	CID001421
Tin	PT BilliTin Makmur Lestari	INDONESIA	CID001424
Tin	PT Bukit Timah	INDONESIA	CID001428
Tin	PT DS Jaya Abadi	INDONESIA	CID001434
Tin	PT Eunindo Usaha Mandiri	INDONESIA	CID001438
Tin	PT Mitra Stania Prima	INDONESIA	CID001453
Tin	PT Panca Mega Persada	INDONESIA	CID001457
Tin	PT Prima Timah Utama	INDONESIA	CID001458
Tin	PT Refined Bangka Tin	INDONESIA	CID001460
Tin	PT Sariwiguna Binasentosa	INDONESIA	CID001463
Tin	PT Stanindo Inti Perkasa	INDONESIA	CID001468
Tin	PT Sumber Jaya Indah	INDONESIA	CID001471
Tin	PT Timah (Persero) Tbk Kundur	INDONESIA	CID001477
Tin	PT Timah (Persero) Tbk Mentok	INDONESIA	CID001482
Tin	PT Tinindo Inter Nusa	INDONESIA	CID001490
Tin	PT Tommy Utama	INDONESIA	CID001493
Gold	PX Précinox SA	SWITZERLAND	CID001498
Tantalum	QuantumClean	UNITED STATES	CID001508
Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA	CID001512
Tantalum	RFH Tantalum Smeltry Co., Ltd.	CHINA	CID001522

Mineral	Smelter/Refiner Name	Smelter Facility Location: Country	ID
Gold	Royal Canadian Mint	CANADA	CID001534
Tin	Rui Da Hung	TAIWAN	CID001539
Gold	Schone Edelmetaal B.V.	NETHERLANDS	CID001573
Gold	SEMPSA Joyería Platería SA	SPAIN	CID001585
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	CID001622
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA	CID001736
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION	CID001756
Tin	Soft Metais Ltda.	BRAZIL	CID001758
Gold	Solar Applied Materials Technology Corp.	TAIWAN	CID001761
Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION	CID001769
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN	CID001798
Tantalum	Taki Chemical Co., Ltd.	JAPAN	CID001869
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN	CID001875
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM	CID001889
Tantalum	Telex Metals	UNITED STATES	CID001891
Tin	Thaisarco	THAILAND	CID001898
Gold	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA	CID001916
Gold	Tokuriki Honten Co., Ltd.	JAPAN	CID001938
Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN	CID001969
Gold	Umicore Brasil Ltda.	BRAZIL	CID001977
Gold	Umicore SA Business Unit Precious Metals Refining	BELGIUM	CID001980
Gold	United Precious Metal Refining, Inc.	UNITED STATES	CID001993
Gold	Valcambi SA	SWITZERLAND	CID002003
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	VIET NAM	CID002011
Tin	VQB Mineral and Trading Group JSC	VIET NAM	CID002015
Gold	Western Australian Mint trading as The Perth Mint	AUSTRALIA	CID002030
Tin	White Solder Metalurgia e Mineração Ltda.	BRAZIL	CID002036
Tungsten	Wolfram Bergbau und Hütten AG	AUSTRIA	CID002044
Tungsten	Xiamen Tungsten Co., Ltd.	CHINA	CID002082
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA	CID002095
Gold	Yamamoto Precious Metal Co., Ltd.	JAPAN	CID002100
Gold	Yokohama Metal Co., Ltd.	JAPAN	CID002129
Tin	Yunnan Tin Group (Holding) Company Limited	CHINA	CID002180
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	CID002224
Tantalum	Zhuzhou Cemented Carbide	CHINA	CID002232
Gold	Zijin Mining Group Co., Ltd. Gold Refinery	CHINA	CID002243
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	CHINA	CID002307
Gold	Umicore Precious Metals Thailand	THAILAND	CID002314
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA	CID002315
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA	CID002319
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA	CID002320
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA	CID002321
Tin	CV Venus Inti Perkasa	INDONESIA	CID002455
Tin	Magnu’s Minerais Metais e Ligas Ltda.	BRAZIL	CID002468
Tin	PT Wahana Perkit Jaya	INDONESIA	CID002479
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA	CID002492
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA	CID002494
Tin	Melt Metais e Ligas S/A	BRAZIL	CID002500
Tungsten	Asia Tungsten Products Vietnam Ltd.	VIET NAM	CID002502
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA	CID002503
Tantalum	D Block Metals, LLC	UNITED STATES	CID002504
Tantalum	FIR Metals & Resource Ltd.	CHINA	CID002505
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA	CID002506
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CHINA	CID002508
Gold	MMTC-PAMP India Pvt., Ltd.	INDIA	CID002509
Gold	Republic Metals Corporation	UNITED STATES	CID002510
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA	CID002512
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA	CID002513
Gold	Singway Technology Co., Ltd.	TAIWAN	CID002516
Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES	CID002517
Tin	PT Inti Stania Prima	INDONESIA	CID002530
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CHINA	CID002535
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	CHINA	CID002536
Tantalum	KEMET Blue Metals	MEXICO	CID002539
Tantalum	Plansee SE Liezen	AUSTRIA	CID002540
Tungsten	H.C. Starck GmbH	GERMANY	CID002541
Tungsten	H.C. Starck Smelting GmbH & Co.KG	GERMANY	CID002542
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIET NAM	CID002543

Mineral	Smelter/Refiner Name	Smelter Facility Location: Country	ID
Tantalum	H.C. Starck Co., Ltd.	THAILAND	CID002544
Tantalum	H.C. Starck GmbH Goslar	GERMANY	CID002545
Tantalum	H.C. Starck GmbH Laufenburg	GERMANY	CID002546
Tantalum	H.C. Starck Hermsdorf GmbH	GERMANY	CID002547
Tantalum	H.C. Starck Inc.	UNITED STATES	CID002548
Tantalum	H.C. Starck Ltd.	JAPAN	CID002549
Tantalum	H.C. Starck Smelting GmbH & Co.KG	GERMANY	CID002550
Tantalum	Plansee SE Reutte	AUSTRIA	CID002556
Tantalum	Global Advanced Metals Boyertown	UNITED STATES	CID002557
Tantalum	Global Advanced Metals Aizu	JAPAN	CID002558
Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES	CID002561
Tantalum	KEMET Blue Powder	UNITED STATES	CID002568
Tin	CV Ayi Jaya	INDONESIA	CID002570
Tantalum	Tranzact, Inc.	UNITED STATES	CID002571
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA	CID002579
Gold	T.C.A S.p.A	ITALY	CID002580
Tungsten	Niagara Refining LLC	UNITED STATES	CID002589
Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION	CID002649
Tin	PT Cipta Persada Mulia	INDONESIA	CID002696
Tin	Resind Indústria e Comércio Ltda.	BRAZIL	CID002706
Tantalum	Resind Indústria e Comércio Ltda.	BRAZIL	CID002707
Tin	Metallo-Chimique N.V.	BELGIUM	CID002773
Tin	Elmet S.L.U. (Metallo Group)	SPAIN	CID002774
Tin	PT Bangka Prima Tin	INDONESIA	CID002776
Gold	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA	CID002779
Tin	PT Sukses Inti Makmur	INDONESIA	CID002816

CFSI Identified Active Smelters & Refiners

Mineral	Smelter/Refiner Name	Smelter Facility Location: Country	ID
Gold	Advanced Chemical Company	UNITED STATES	CID000015
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	CID000041
Gold	Cendres + Métaux S.A.	SWITZERLAND	CID000189
Tin	Chenzhou Yunxiang Mining and Metallurgy Company Limited	CHINA	CID000228
Gold	Daejin Indus Co., Ltd.	KOREA, REPUBLIC OF	CID000328
Gold	Do Sung Corporation	KOREA, REPUBLIC OF	CID000359
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA	CID000942
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA	CID001147
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN	CID001236
Tin	PT Karimun Mining	INDONESIA	CID001448
Gold	Samduck Precious Metals	KOREA, REPUBLIC OF	CID001555
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA	CID001908
Gold	Torecom	KOREA, REPUBLIC OF	CID001955
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	CID002158
Gold	Faggi Enrico S.p.A.	ITALY	CID002355
Gold	Geib Refining Corporation	UNITED STATES	CID002459
Tin	Phoenix Metal Ltd.	RWANDA	CID002507
Gold	KGHM Polska Miedź Spółka Akcyjna	POLAND	CID002511
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM	CID002572
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM	CID002573
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM	CID002574
Tin	CV Dua Sekawan	INDONESIA	CID002592
Tin	CV Tiga Sekawan	INDONESIA	CID002593
Gold	Korea Zinc Co. Ltd.	KOREA, REPUBLIC OF	CID002605
Tin	An Vinh Joint Stock Mineral Processing Company	VIET NAM	CID002703
Gold	SAXONIA Edelmetalle GmbH	GERMANY	CID002777
Gold	WIELAND Edelmetalle GmbH	GERMANY	CID002778
Tin	An Thai Minerals Company Limited	VIET NAM	CID002825
Tin	PT Kijang Jaya Mandiri	INDONESIA	CID002829
Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA	CID002844
Tin	Gejiu Fengming Metalurgy Chemical Plant	CHINA	CID002848
Tin	Guanyang Guida Nonferrous Metal Smelting Plant	CHINA	CID002849

Not Identified on CFSI List of Compliant or Active Smelters & Refiners

Mineral	Smelter/Refiner Name	Smelter Country	ID
Tin	ABC corporation	Unknown
Gold	Abington Reldan Metals, LLC	Unknown
Gold	Aktyubinsk Copper Company TOO	KAZAKHSTAN	CID000028
Gold	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES	CID002560
Tin	Ami Bridge Enterprise Co., Ltd.	CHINA
Tin	an chen	Unknown
Tin	An Xin Xuan Xin Yue You Se Jin Shu Co. Ltd.	CHINA
Tin	Angelcast Enterprise Co., Ltd.	Unknown
Tin	Arco Alloys	Unknown
Tungsten	ASSAB	CHINA
Tin	Assaf Conductors	Unknown
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY	CID000103
Gold	Austin Powder	Unknown
Tantalum	Avon Specialty Metals Ltd	UNITED KINGDOM	CID002705
Gold	Baiyin Nonferrous Metals Corporation (BNMC)	CHINA
Gold	BAKER	Unknown
Gold	Bauer Walser AG	GERMANY	CID000141
Tin	Best Metais	BRAZIL
Gold	Caridad	MEXICO	CID000180
Tungsten	Chenzhou,Chenzhou Mining Group	Unknown
Tin	China Huaxi Group Nandan	CHINA
Tungsten	China Minmetals Nonferrous Metals Co. Ltd.	CHINA
Tin	CHINA YUNXI MINING	Unknown
Tin	Chofu Works	Unknown
Gold	Chugai Mining	JAPAN	CID000264
Tungsten	Chunbao Carbide Science & Technology Co.,Ltd	Unknown
Tin	CNMC (Guangxi) PGMA Co., Ltd.	CHINA	CID000278
Gold	Cohn	Unknown
Gold	COMPAGNIE DES METAUX PRECIEUX PARIS	Unknown
Gold	COMPTOIR-LYON-ALEMAND, LOUYOT-PARIS	Unknown
Tin	Dae Chang Co., Ltd.	KOREA, REPUBLIC OF
Tin	Dae Kil Metal Co., Ltd	KOREA, REPUBLIC OF
Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA	CID000343
Tungsten	Dayu Jincheng Tungsten Industry Co., Ltd.	CHINA	CID002518
Tungsten	Dayu Weiliang Tungsten Co., Ltd.	CHINA	CID000345
Gold	DEGUSSA	Unknown
Tungsten	Degutea	KOREA, REPUBLIC OF
Gold	Dongguan Standard Electronic Material Co., Ltd	CHINA
Tin	Dongguan Yuecheng metal materials Co., Ltd.	Unknown
Gold	Dongguanshi Sutande Dianzi Cailiao Youxiangongsi	CHINA
Gold	Dong-Wo Co., Ltd.	CHINA
Gold	Dowa Metals & Mining. Kosak Seiren	JAPAN
Tin	Dr. soldering tin products Co., Ltd.	CHINA
Gold	DRW	Unknown
Gold	Englelhard	Unknown
Tin	Estanho de Rondônia S.A.	BRAZIL	CID000448
Tin	E-tech Philippines	PHILIPPINES
Tin	Exim Americana	Unknown
Gold	Feinhütte Halsbrücke GmbH	GERMANY
Tin	Feinhütte Halsbrücke GmbH	GERMANY	CID000466
Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE	CID002515
Tin	Fuji Metal Mining Corp.	JAPAN
Gold	Gansu Seemine Material Hi-Tech Co., Ltd.	CHINA	CID000522
Gold	Gansu-based Baiyin Nonferrous Metals Corporation (BNMC)	CHINA
Tungsten	Ganxian Shirui New Material Co., Ltd.	CHINA	CID002531
Tungsten	Ganzhou Haichuang Tungsten Industry Co., Ltd.	CHINA
Tungsten	Ganzhou Nonferrous Metals Smelting Co Ltd.	CHINA	CID000868
Tin	Gejiu City Independence Mining Co., Ltd.	CHINA
Tin	GEJIU GOLD SMELTER MINERALS CO.,LTD	Unknown
Tin	Gejiu Jinye Mineral Co., Ltd.	CHINA
Tin	GEJIU YE LIAN CHANG	CHINA
Tin	Gejiu Yunxi Group Corp	CHINA
Tin	Gejiu Yunxi Group Corp.	CHINA
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA	CID000555
Tungsten	GESAC	Unknown

Mineral	Smelter/Refiner Name	Smelter Country	ID
Gold	Gold and silver refining strokes Ltd.	Unknown
Tin	Gomat-e-K.	Unknown
Gold	gong an ju	CHINA
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA	CID001909
Tin	Grik Perak Malaysia	Unknown
Gold	Guandong Jinding Material co., Ltd.	Unknown
Tin	GUANG XI HUA XI CORP	CHINA
Gold	Guangdong Jinding Gold Limited	CHINA	CID002312
Gold	Guangdong MingFa Precious Metal Co.,Ltd	CHINA
Tin	Guangxi Huaxi Group	CHINA
Tin	Guangxi Nonferrous Metals Group	CHINA
Tin	Guixi Smelter	CHINA
Tantalum	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	CHINA	CID002501
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA	CID000651
Tin	Hai Yuxin Xi Zhuhai Co., Ltd.	CHINA
Tin	Handok	KOREA, REPUBLIC OF
Gold	Hang Seng Technology	CHINA
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA	CID000671
Tin	HeChi Metallurgical Chemical factory	Unknown
Gold	henan middle plain gold smelter	Unknown
Gold	Henan Sanmenxia Lingbao City Jinyuan Mining Industry Co., Ltd	CHINA
Gold	Henan Yuguang Gold & Lead Co., Ltd.	CHINA
Gold	Hetai Gold Mine	Unknown
Gold	HeTai Gold Mineral GuangDong Ltd. Co.	CHINA
Tungsten	Heyuan Carbide Co LTD	Unknown
Gold	HH HANDY & HARMAN REFINING GROUP	Unknown
Tin	High-Power Surface Technology	Unknown
Gold	Hon Shen Co. Ltd	CHINA
Gold	Hong Da qiu	Unknown
Gold	Honorable Hardware Craft Product Limited Company	Unknown
Gold	House of Currency of Brazil (Casa da Moeda do Brazil)	BRAZIL
Tin	Huichang Jinshunda Tin Co., Ltd.	CHINA	CID000760
Gold	Hunan Chenzhou Mining Co., Ltd.	CHINA	CID000767
Tantalum	Hunan Chenzhou Mining Co., Ltd.	Unknown
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Yanglin	CHINA	CID002578
Tungsten	Hunan Chun-Chang Nonferrous Smelting & Concentrating Co., Ltd.	CHINA
Tin	Hunan Xianghualing tin	CHINA
Gold	Hwasung CJ Co., Ltd.	KOREA, REPUBLIC OF	CID000778
Gold	Inovan GmbH & Co.KG	Unknown
Tin	ISHIKAWA METAL CO.,LTD.	JAPAN
Tin	Jau Janq Enterprise Co. Ltd.	TAIWAN
Tungsten	JIANGSU HETIAN SCI-TECH MATERIAL CO.,LTD	CHINA
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA	CID002551
Tin	JiangXi JiaWang	CHINA
Tin	Jiangxi Jinshunda Tin Co. Ltd.	CHINA
Tungsten	Jiangxi Minmetals Gao’an Non-ferrous Metals Co., Ltd.	CHINA	CID002313
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA	CID002318
Tungsten	Jiangxi Xinsheng Tungsten Industry Co. Ltd.	CHINA	CID002317
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA	CID002316
Gold	Jin Jinyin refining company limited	CHINA
Tin	jin yi group	Unknown
Gold	Jinlong Copper Co., Ltd.	CHINA
Tin	JU TAI INDUSTRIAL CO.,LTD.	CHINA
Gold	Kaloti Precious Metals	UNITED ARAB EMIRATES	CID002563
Gold	Kazakhmys Smelting LLC	KAZAKHSTAN	CID000956
Tungsten	Kennametal Fallon	UNITED STATES	CID000966
Tantalum	Kennemetal Fallon	UNITED STATES
Tin	Kewei Tin Co.,ltd	Unknown
Gold	Korea Metal Co., Ltd.	KOREA, REPUBLIC OF	CID000988
Gold	Kosak Seiren	JAPAN
Tin	KOVOHUTĚ PŘÍBRAM NÁSTUPNICKÁ, A.S.	CZECH REPUBLIC
Tin	Kunshan tianhe solder manufacturing Co. LTD	Unknown
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN	CID001029
Gold	L’ azurde Company For Jewelry	SAUDI ARABIA	CID001032
Tin	LI CHUN METALS CO. LTD.	Unknown
Gold	Lingbao Gold Company Limited	CHINA	CID001056

Mineral	Smelter/Refiner Name	Smelter Country	ID
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA	CID001058
Tin	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA
Tin	Linwu Xianggui Ore Smelting Co., Ltd.	CHINA	CID001063
Tin	Lübeck GmbH	Unknown
Tungsten	Luoyang Mudu Tungsten & Molybdenum Technology Co. Ltd	Unknown
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA	CID001093
Tin	Ma On Shuguang Smelting Plant	CHINA
Tin	MARCO METALES DE MEXICO,S. DE R.L. DE C.V.	Unknown
Tin	Materials Eco-Refining CO.LTD	JAPAN
Tin	MENG NENG	Unknown
Tin	Metaconcept International	France
Tin	Metahub Industries Sdn. Bhd.	MALAYSIA	CID001136
Gold	METALLI PREZIOSI S.p.A.	Unknown
Gold	Metallic Resources, Inc.	Unknown
Gold	METALLURGIE HOBOKEN OVERPELT	Unknown
Tin	Ming Li Jia smelt Metal Factory	CHINA
Tin	Misue Tin Smelter and Refinery	Unknown
Tin	Mits-Tec (Shanghai) Co. Ltd.	Unknown
Gold	Mitsui & Co. Precious Metals Inc. Hong Kong Branch	CHINA
Gold	Morris and Watson	NEW ZEALAND	CID002282
Tin	Nancang Metal Material Co.,Ltd	CHINA
Tin	Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA	CID001231
Tantalum	Nantong Tongjie Electrical Co., Ltd.	Unknown
Tin	Norteña de Metales, SA	Unknown
Gold	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastvetmet)	RUSSIAN FEDERATION
Gold	OJSC Kolyma Refinery	RUSSIAN FEDERATION	CID001328
Gold	Penglai Penggang Gold Industry Co., Ltd.	CHINA	CID001362
Tungsten	Pobedit, JSC	RUSSIAN FEDERATION	CID002532
Gold	Precious Metals Sales Corp.	UNITED STATES
Tin	PT Alam Lestari Kencana	INDONESIA	CID001393
Tin	PT Bangka Kudai Tin	INDONESIA	CID001409
Tin	PT Bangka Timah Utama Sejahtera	INDONESIA	CID001416
Tin	PT Fang Di MulTindo	INDONESIA	CID001442
Tin	PT Pelat Timah Nusantara Tbk	INDONESIA	CID001486
Tin	PT Seirama Tin Investment	INDONESIA	CID001466
Tin	PT Tirus Putra Mandiri	INDONESIA	CID002478
Tin	Qian Dao Tin Products	CHINA
Gold	Realized the enterprise co. ltd.	Unknown
Tin	REDSUN METAL IND. CO.,LTD.	TAIWAN
Gold	Remondis Argentia B.V.	NETHERLANDS
Tin	Ri Kuang	Unknown
Tin	RICHEMAX INTERNATIONAL CO. LTD.	Unknown
Gold	rui sheng	Unknown
Tin	S. Izaguirre	Unknown
Gold	Sabin Metal Corp.	UNITED STATES	CID001546
Tungsten	Saganoseki Smelter & Refinery	JAPAN
Gold	SAMWON Metals Corp.	KOREA, REPUBLIC OF	CID001562
Tungsten	Sanher Tungsten Vietnam Co., Ltd.	VIET NAM	CID002538
Gold	Schloetter	GERMANY
Gold	Sen Silver	Unknown
Tin	Settu Chemical Industry	Unknown
Gold	Shan Dong Huangjin	CHINA
Gold	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	CHINA
Tin	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	CHINA
Gold	Shandon Jin Jinyin Refining Limited	Unknown
Gold	Shandong Jun Mai Fu	CHINA
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA	CID001619
Tantalum	Shanghai Jiangxi Metals Co., Ltd.	CHINA
Tin	Shapiro	Unknown
Tin	shen zhen qi xiang da hua gong gong si	CHINA
Tin	Shen Zhen Rui Yun Feng Industry Co.,Ltd	CHINA
Gold	Shengnan Metal Products Factory	CHINA
Gold	Shenzhen baoan district public security bureau	CHINA
Gold	Shenzhen fujun material technology co.,ltd	CHINA
Gold	Shenzhen Heng Zhong Industry Co.,Ltd.	CHINA
Tin	Shenzhen Hong Chang Metal Manufacturing Factory	Unknown
Tin	Shenzhen keaixin Technology	Unknown
Tin	Shenzhen Yi Cheng Industrial	Unknown
Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.	CHINA

Mineral	Smelter/Refiner Name	Smelter Country	ID
Gold	Shyolkovsky	Unknown
Gold	Sino-Platinum Metals Co.,Ltd	CHINA
Gold	So Accurate Group, Inc.	UNITED STATES	CID001754
Tin	Solderindo	Unknown
Tin	Spectro Alloys Corp	Unknown
Gold	Stender Electronic Materials Co., Ltd.	Unknown
Gold	Stern Metals	Unknown
Tin	Stretti	Unknown
Gold	Sudan Gold Refinery	SUDAN	CID002567
Tin	Sumisho Material Corp.	JAPAN
Tin	Sun Surface Technology Co Ltd	CHINA
Gold	Super Dragon Technology Co., Ltd	CHINA
Tin	Super Ligas	Unknown
Tin	Suzhou Co. Ltd.	CHINA
Gold	SuZhou ShenChuang recycling Ltd.	Unknown
Gold	Tai zhou chang san Jiao electron Co.,Ltd	Unknown
Gold	Taicang City Nancang Metal Material Co.,Ltd	CHINA
Tin	Taicang City Nancang Metal Material Co.,Ltd	CHINA
Tin	Taiwan high-tech Co., Ltd.	TAIWAN
Tin	Taiwan qinggao qiye you xian gong si	TAIWAN
Gold	Tai’zhou City Yangtze River Delta Electron Ltd.	CHINA
Tin	TAP	Unknown
Gold	THE SHEFFIELD SMELTING CO. LTD	Unknown
Gold	Tian Cheng	Unknown
Tin	Tianshui ling bo technology co., Ltd	CHINA
Tin	TIN PLATING GEJIU	CHINA
Tin	Tisamatic	Unknown
Tin	Tochij	Unknown
Gold	Tokumoto	Unknown
Gold	Tong Ling Jin Dian electrical technology CO. LTD.	Unknown
Gold	Tongling Nonferrous Metals Group Co., Ltd.	CHINA	CID001947
Tin	TOYOTA TSUSHO SDN BHD	Unknown
Gold	Tsai Brother industries	Unknown
Gold	UNIFORCE METAL INDUSTRIAL CORP.	Unknown
Tin	UNIFORCE METAL INDUSTRIAL CORP.	TAIWAN
Gold	United Refining
Tin	Untracore Co., Ltd.	Unknown
Tin	WELLEY	Unknown
Tungsten	White Solder Metalurgia e Mineração Ltda.	Unknown
Tin	Wind Yunnan Nonferrous Metals Co.,Ltd.	CHINA
Tin	Wu Xi Shi Yi Zheng Ji Xie She Bei Company	CHINA
Tin	WUJIANG CITY LUXE TIN FACTORY	CHINA
Gold	Wuxi City Precious Metal Electronic Material Fty	CHINA
Tin	Wuxi Lantronic Electronic Co Ltd	Unknown
Tin	WUXI YUNXI SANYE SOLDER FACTORY	CHINA
Tungsten	Xamen Tungsten Co Ltd	CHINA
Tin	Xia Yi Metal Industries (shares) Co., Ltd.	CHINA
Tin	Xin Furukawa Metal ( Wuxi ) Co., Ltd.	CHINA
Tin	Xin Tongding	Unknown
Tin	Yao Zhang	CHINA
Tin	Yifeng Tin	CHINA
Tin	Yun Lan Xi Ye	Unknown
Tin	Yunnan Chengo Electric Smelting Plant	CHINA
Gold	Yunnan Copper Industry Co., Ltd.	CHINA	CID000197
Tin	Yunnan GeJiu Jin Ye Mineral Co.,Ltd	CHINA
Tin	Yunnan Xi YE	CHINA
Tin	Yunnan, China Rare Metal Materials Company	CHINA
Tin	YUNXIN colored electrolysis Company Limited	CHINA
Tin	Yun’xin Non-ferrous Electroanalysis Ltd.	CHINA
Tin	Zhangzhou Xiangcheng Hongyu Building	CHINA
Gold	Zhe Jiang Guang Yuan Noble Metal Smelting Factory	CHINA
Tin	ZHEJIANG HUANGYAN XINQIAN ELECTRICAL	Unknown
Tin	ZHEJIANG STRONG SOLDER MATERIALS	Unknown
Gold	Zhongkuang Gold Industry Co.,LTD	CHINA
Gold	ZHONGSHAN POISON MATERIAL PROPRIETARY CO., LTD	CHINA
Tin	ZhongShi	CHINA
Tin	Zhuhai Horyison Solder Co., Ltd.	CHINA
Tin	Zhuhai Quanjia	CHINA
Gold	Zhuzhou Smelting Group Co., Ltd	CHINA
Tungsten	ZiGong Cemented Carbide Corp. Ltd.	CHINA
Tin	Zu Hai Haiyuxin Tin Products Co., Ltd.	Unknown